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                                                                      EXHIBIT 99

Name:  MHR Capital Partners Master Account LP

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:  6/30/07

Signature:  MHR CAPITAL PARTNERS MASTER ACCOUNT LP

            By:  MHR Advisors LLC,
                    as General Partner

                 By: /s/  Hal Goldstein
                     ---------------------------------------
                 Name:  Hal Goldstein
                 Title: Vice President



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                                                              EXHIBIT 99, CONT'D

Name: MHR Advisors LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:  6/30/07

Signature:  MHR ADVISORS LLC

            By:  /s/ Hal Goldstein
                 -------------------------------
            Name:  Hal Goldstein
            Title: Vice President


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                                                              EXHIBIT 99, CONT'D

Name:  MHR Institutional Partners IIA LP

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:  6/30/07

Signature:  MHR INSTITUTIONAL PARTNERS IIA LP

            By:   MHR Institutional Advisors II LLC,
                      as General Partner

                 By: /s/ Hal Goldstein
                     ---------------------------------
                 Name:  Hal Goldstein
                 Title: Vice President

Name:  MHR Institutional Advisors II LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:  6/30/07

Signature:  MHR INSTITUTIONAL ADVISORS II LLC

                 By: /s/ Hal Goldstein
                     ---------------------------------
                 Name:  Hal Goldstein
                 Title: Vice President

Name:  MHR Fund Management LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:  6/30/07

Signature:  MHR FUND MANAGEMENT LLC

                 By: /s/ Hal Goldstein
                     ---------------------------------
                 Name:  Hal Goldstein
                 Title: Vice President